April 16, 2021 (NYSE: STT) 1Q 2021 Financial Highlights

2 Preface and forward-looking statements This presentation includes certain highlights of, and also material supplemental to, State Street Corporation’s news release announcing its first quarter 2021 financial results. That news release contains a more detailed discussion of many of the matters described in this presentation and is accompanied by detailed financial tables. This presentation is designed to be reviewed together with that news release, which is available on State Street’s website, at http://investors.statestreet.com, and is incorporated herein by reference. This presentation (and the conference call accompanying it) contains forward-looking statements as defined by United States securities laws. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and uncertainties. The forward-looking statements in this presentation speak only as of the time this presentation is first furnished to the SEC on a Current Report on Form 8-K, and State Street does not undertake efforts to revise forward-looking statements. See “Forward-looking statements” in the Appendix for more information, including a description of certain factors that could affect future results and outcomes. Certain financial information in this presentation is presented on both a GAAP basis and on a basis that excludes or adjusts one or more items from GAAP. The latter basis is a non-GAAP presentation. Refer to the Appendix for explanations of our non-GAAP financial measures and to the Addendum for reconciliations of our non-GAAP financial information.

1Q21 highlights

All comparisons are to corresponding prior year periods unless noted otherwise

Financial performance	• EPS of $1.37, down (15)%; $1.47 excluding notable items, down (12)%[A] • Total revenue of $3.0B – Fee revenue of $2.5B, up 4%; up 2% ex-currency translation[A] reflecting higher servicing, management and software and processing fees, partially offset by lower FX trading revenue – Net interest income of $0.5B, down (30)% primarily driven by lower global interest rates • Expenses ex-notable items of $2.3B, up 2%[A] – Flat expenses ex-notable items and currency translation[A]
Business metrics	• AUC/A of $40.3T, with servicing wins of $343B and new business yet to be installed of $463B at quarter-end[1] – Strong servicing wins across all regions, with particular area of strength in the Asset Manager client segment – Reported 3 new State Street Alpha℠ clients in 1Q21 – ~1/3 of new servicing business yet to be installed attributed to Alpha • AUM of $3.6T at quarter-end, primarily reflecting higher market levels and quarterly net inflows of $39B, driven by ETFs and cash[1] • CRD annual recurring revenue (ARR) of $225M, up 14%[2]
Balance sheet and capital strength	• Total average assets of $296B, up 18%, as client deposit levels remain elevated with 26% growth • ROE of 8.4%; CET1 ratio of 10.8%[3] • Returned $659M to shareholders in 1Q21, consisting of $475M of common share repurchases and $184M in common share dividends • Announced 2Q21 common share repurchase program in April 2021 of up to $425M, consistent with the limit set by the Federal Reserve[4]

[A] Financial metrics ex-notable items/currency translation are non-GAAP measures; refer to the Appendix for explanations and reconciliations of our non-GAAP measures.
Refer to the Appendix included with this presentation for endnotes 1 to 15.

STATE STREET. | 3

Summary of 1Q21 financial results

(GAAP, $M, except EPS data, or where otherwise noted)	Quarters			%Δ		1Q20 %Δ ex-currency translation[B]
	1Q20	4Q20	1Q21	4Q20	1Q20	
Revenue:						
Servicing fees	$1,287	$1,307	$1,371	5%	7%	4%
Management fees	464	493	493	-	6	4
Foreign exchange trading services	444	324	346	7	(22)	(22)
Securities finance	92	88	99	13	8	8
Software and processing fees	112	204	174	(15)	55	54
Total fee revenue[5]	2,399	2,416	2,483	2.8	3.5	1.7
Net interest income	664	499	467	(6)	(30)	(32)
Total revenue[A]	$3,065	$2,917	$2,950	1.1%	(3.8)%	(5.7)%
Provision for credit losses[6]	$36	-	($9)	-	-	-
Total expenses	$2,255	$2,276	$2,332	2.5%	3.4%	1.6%
Net income	$634	$537	$519	(3.4)%	(18.1)%	
Diluted earnings per share	$1.62	$1.39	$1.37	(1.4)%	(15.4)%	
Return on average common equity	10.9%	8.4%	8.4%	-	(2.5)%pts	
Pre-tax margin	25.3%	22.0%	21.3%	(0.7)%pts	(4.0)%pts	
Tax rate	18.1%	16.1%	17.2%	1.1%pts	(0.9)%pts	
Ex-notable items, non-GAAP[B]:						
Total expenses	$2,244	$2,131	$2,293	7.6%	2.2%	0.4%
EPS	$1.67	$1.69	$1.47	(13.0)%	(12.0)%	
Pre-tax margin	25.6%	26.9%	22.6%	(4.3)%pts	(3.0)%pts	

Notable Items

($M, except EPS data)	Quarters[C]		
	1Q20	4Q20	1Q21
Repositioning charges[D]	-	(133)	-
Acquisition and restructuring costs	(11)	(12)	(10)
Legal and other[E]	-	-	(29)
Total Notable items (pre-tax)	($11)	($145)	($39)
Preferred securities redemption (after-tax)	(9)	-	(5)
EPS Impact	($0.05)	($0.30)	($0.10)

[A] Total revenue also includes Other income of $2M, $2M and $0M in 1Q20, 4Q20 and 1Q21, respectively. [B] This is a non-GAAP presentation; ex-currency translation percentage changes are in reference to the YoY quarterly comparison between 1Q21 and 1Q20 which excludes the impact of foreign currency translation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. [C] Refer to the Addendum for further details on notable items. [D] Repositioning charges of $133M in 4Q20 included $82M in Compensation and employee benefits and $51M in Occupancy. [E] Legal and other costs of $29M in 1Q21 included $20M in Information systems and communications, $8M in Transaction processing and $1M in Other expenses.

STATE STREET | 4

AUC/A and AUM levels, markets and flows performance

AUC/A and AUM[A]

AUC/A ($T, as of period-end)



+26%
+4%
$31.9
$38.8
$40.3
1Q20
4Q20
1Q21

- 26% increase from 1Q20 primarily driven by:
  - Higher period-end market levels, net new business growth, and client flows
- 4% increase from 4Q20 largely reflecting:
  - Higher period-end equity market levels, net new business growth, and client flows, partially offset by lower period-end fixed income market levels

AUM ($B, as of period-end)



+34%
+4%
$2,689
$3,467
$3,591
1Q20
4Q20
1Q21

- 34% increase from 1Q20 reflecting:
  - Higher period-end market levels and net inflows from ETFs and cash, partially offset by institutional net outflows
- 4% increase from 4Q20 due to:
  - Higher period-end market levels and net inflows from ETFs and cash

Market indices[7]

(% change)		1Q21 vs	
		4Q20	1Q20
S&P 500	EOP	6%	54%
	Daily Avg	9	27
MSCI EAFE	EOP	3	42
	Daily Avg	10	18
MSCI EM	EOP	2	55
	Daily Avg	15	32
Barclays Global Agg	EOP	(4)	5

Select industry flows[8]

($B)	Total flows[B]		
	1Q20	4Q20	1Q21
Long Term Funds	($240)	$74	$142
Money Market	665	(82)	176
ETF	22	120	180
North America Total	447	112	499
EMEA Total	(129)	357	299

[A] Changes to AUC/A and AUM also reflect currency translation. [B] Line items may not sum to total due to rounding.
Refer to the Appendix included with this presentation for endnotes 1 to 15.

STATE STREET. | 5

Revenue: Servicing fees

Servicing fees ($M)

Total revenue	$3,065	$2,937	$2,784	$2,917	$2,950	YoY -4% QoQ +1%



+7%
+4% ex-FX[A]
+5%
+4% ex-FX[A]
$1,287
$1,272
$1,301
$1,307
$1,371
1Q20
2Q20
3Q20
4Q20
1Q21

AUC/A sales performance indicators ($B)[1]

	1Q20	2Q20	3Q20	4Q20	1Q21
AUC/A wins	$171	$162	$249	$205	$343
AUC/A to be installed	1,063	1,037	486	436	463

- Servicing fees were positively impacted by currency translation when compared to 1Q20 and 4Q20 by $32M and $8M, respectively

1Q21 performance

Servicing fees of $1,371M up 7% YoY and up 5% QoQ; ex-FX, up 4% YoY and QoQ[A]

1Q21 performance included growth in the large Asset Manager client segment particularly in North America and EMEA, as well as Alternatives and Official Institutions client segments

- Up 7% YoY primarily driven by higher average equity market levels, partially offset by normal pricing headwinds
- Up 5% QoQ mainly due to higher average equity market levels and client activity/adjustments

Institutional Services revenue growth action plan

Enhancing our strategy to drive future growth

- Strong 1Q21 new business wins reflecting larger wins across all regions, with continued support from the Alpha value proposition
- Implementation of our enhanced client coverage model to the top 350 clients near completion
- Progressing on key large deals across client segments and regions

[A] This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures.
Refer to the Appendix included with this presentation for endnotes 1 to 15.

STATE STREET | 6

Revenue: Management, Markets, Software and processing fee revenue

Management, Markets, Software & processing fees ($M)

Total revenue	$3,065	$2,937	$2,784	$2,917	$2,950	YoY -4% QoQ +1%



$1,112
$1,106
$1,005
$1,109
$1,112
YoY %
Mgmt. Fees
464
444
479
493
493
+6%
FX Trading
444
325
270
324
346
-22%
Securities Finance
92
92
84
88
99
+8%
Software & processing
112
245
172
204
174
+55%
1Q20
2Q20
3Q20
4Q20
1Q21

1Q21 performance

- Management fees of $493M
  - Up 6% YoY (up 4% ex-FX[^]) and flat QoQ reflecting higher average equity market levels and net inflows from ETFs and cash, partially offset by an idiosyncratic institutional client asset reallocation and higher money market fee waivers
- FX trading services of $346M
  - Down (22)% YoY reflecting lower FX volatility, partially offset by higher client FX volumes
  - Up 7% QoQ mainly due to higher client FX volumes
- Securities finance of $99M
  - Up 8% YoY and 13% QoQ primarily driven by higher Agency Lending and Enhanced Custody balances
- Software and processing fees of $174M
  - Up 55% YoY and down (15)% QoQ mainly reflecting market-related adjustments

Business momentum

- Management fees: Generated record annualized net new Management fee revenue in 1Q21
- FX trading services: Record quarterly FX trading volumes with increases in both direct and indirect activity
- Securities finance: Balance growth in Enhanced Custody and increased U.S. specials in Agency Lending
- CRD: New SaaS clients driving CRD ARR higher

[^] This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures.

STATE STREET. | 7

CRD and State Street Alpha

CRD financial performance
(Standalone basis, $M)[A]



+4%
-10%
$100
$145
$99
$115
$104
On-prem[9]
Professional services
Software-enabled (including SaaS)[9]
28
19
53
63
26
57
20
22
57
36
20
59
17
27
60
21% YoY growth
1Q20
2Q20
3Q20
4Q20
1Q21

	1Q20	2Q20	3Q20	4Q20	1Q21
Pre-tax income[10]	$42	$84	$37	$48	$37
New bookings[11]	5	3	17	5	4
ARR[2]	198	207	213	223	225
Uninstalled revenue backlog	105	77	92	98	103

CRD 1Q21 highlights

- 1Q21 revenue of $104M[A]
  - Up 4% YoY primarily due to higher software-enabled revenue
  - Down (10)% QoQ largely driven by the absence of seasonal on-prem activity
- New SaaS clients increased ~15% YoY[12]
- 13 CRD clients now live on Microsoft® Azure's cloud-based computing platform
- Continue to add capabilities across the platform in the areas of trading and portfolio management

Alpha 1Q21 highlights

- Reported 3 new Alpha clients in 1Q21[1]
  - 13 total Alpha clients signed since inception
- ~1/3 of new servicing business yet to be installed attributed to Alpha deals at quarter-end[1]

[A] For 1Q21, CRD standalone results include revenue of $104M and pre-tax income of $37M, which includes $14M of revenue associated with affiliates, including SSGA, that is eliminated in consolidation for financial reporting purposes. On a consolidated basis, CRD revenue contributed $90M, including $87M in Software and processing fees and $3M in FX trading services. Revenue line items may not sum to total due to rounding. Refer to the Appendix included with this presentation for endnotes 1 to 15.

STATE STREET | 8

9 1.30% 0.84% 0.75% Revenue: Net interest income NII and NIM ($M)13 Average balance sheet highlights ($B) 1Q20 $664 4Q20 1Q21 $467$499 Total average assets of $296B up 18% YoY and 7% QoQ • Up 18% YoY and 7% QoQ largely driven by higher total average deposits, which remain elevated due to U.S. monetary policy A Average Money Market Mutual Fund Liquidity Facility (MMLF) balances contributed ~$1.3B to the average investment portfolio in 1Q21. B Duration as of period end and based on the total investment portfolio, including MMLF. Refer to the Appendix included with this presentation for endnotes 1 to 15. -30% NIM12 (FTE, %) $3,065 $2,917 $2,950 Total revenue NII of $467M down (30)% YoY and (6)% QoQ • Down (30)% YoY primarily due to lower global interest rates and the absence of episodic market-related benefits of ~$20M, partially offset by growth in deposits and the investment portfolio • Down (6)% QoQ mainly driven by the impact from long & short interest rates and day count, partially offset by higher deposit balances 1Q20 4Q20 1Q21 Total assets $251 $277 $296 Interest-earning assets 207 238 255 Loans 28 28 28 Investment portfolio (ex. MMLF)A 96 108 107 HTM % (ex. MMLF) 43% 44% 44% DurationB 2.2 3.0 3.1 Total deposits $180 $206 $226 YoY -4% QoQ +1% -6%

Expenses

Expenses
(Ex-notable items, non-GAAP, $M)[A]



+2%
Flat ex-FX[A]
+8%
+7% ex-FX[A]
$2,244
$2,131
$2,293
Comp. & benefits[B]
Info. sys.
Tran. processing
Occupancy
Other[14]
1,208
385
254
109
288
1,047
394
257
111
322
1,242
401
262
109
279
1Q20
4Q20
1Q21

	1Q20	4Q20	1Q21
GAAP Expense	$2,255	$2,276	$2,332
Head-count	39,318	39,439	39,318

- Total GAAP expenses were adversely impacted by currency translation when compared to 1Q20 and 4Q20 by $40M and $11M, respectively
- Headcount flat YoY and down slightly QoQ

1Q21 performance
(Ex-notable items, non-GAAP)[A]

Expenses of $2,293M up 2% YoY and 8% QoQ; ex-FX, flat YoY and up 7% QoQ[A]

Compensation and employee benefits of $1,242M[15]

- Up 3% YoY (up 1% ex-FX) primarily driven by higher seasonal expenses, partially offset by lower headcount in high cost locations[B]
- Up 19% QoQ mainly due to seasonal expenses[B]

- Information systems and communications of $401M[15]
  - Up 4% YoY (up 3% ex-FX) and 2% QoQ mainly reflecting higher software costs and technology infrastructure investments
- Transaction processing services of $262M[15]
  - Up 3% YoY (up 1% ex-FX) primarily due to higher market related sub-custody balances, partially offset by savings initiatives
  - Up 2% QoQ mainly due to higher market related sub-custody balances
- Occupancy of $109M[15]
  - Flat YoY (down (2)% ex-FX)
  - Down (2)% QoQ primarily due to benefits from footprint optimization
- Other of $279M[15]
  - Down (3)% YoY (down (5)% ex-FX) largely driven by lower travel
  - Down (13)% QoQ mainly due to lower professional fees and marketing

[A] This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. [B] 1Q20 and 1Q21 include $151M and $176M, respectively, of seasonal expenses. Increase in seasonal expenses primarily driven by timing of deferrals.
Refer to the Appendix included with this presentation for endnotes 1 to 15.

STATE STREET 10

Capital ratios

Capital ratios[3]
(%, as of period-end)

CET1 (Standardized)



10.7%
12.3%
10.8%
10-11% STT Target
1.0% G-SIB surcharge[A]
2.5% SCB[B]
8.0%
4.5% Minimum ratio
1Q20
4Q20
1Q21
Target state

Tier 1 Leverage



6.1%
6.4%
5.4%
5.25-5.75% STT Target
4.0% Minimum ratio
1Q20
4Q20
1Q21
Target state

Capital highlights

- 1Q21 standardized CET1 ratio decreased (1.5)%pts QoQ primarily driven by an episodic increase in RWA related to FX trading and overdraft activity, as well as lower AOCI and an increase in other intangible assets
- 1Q21 Tier 1 leverage ratio decreased (1.0)%pt QoQ mainly driven by higher client deposit levels, as well as lower AOCI and the partial call of our Series F preferred equity
- Returned a total of $659M to shareholders in 1Q21, consisting of $475M of common share repurchases and $184M in common stock dividends
- Announced 2Q21 common share repurchase program of up to $425M, consistent with the limit set by the Federal Reserve[4]

Capital
($B, capital metrics as of period-end)

	1Q20	4Q20	1Q21
CET1 (standardized)			
CET1 capital	$12.1	$14.4	$13.4
Risk weighted assets	112.8	117.1	124.2
Tier 1 leverage			
Tier 1 capital	14.6	16.8	15.4
Leverage exposure[C]	239.9	263.5	285.5

[A] Based on a calculation date of December 31, 2019, our G-SIB surcharge for 2021 is 1.0%. [B] SCB of 2.5% effective as of October 1, 2020. [C] Leverage exposure is equal to average consolidated assets less applicable Tier 1 leverage capital reductions; refer to the Addendum for reconciliation of adjusted average assets. Refer to the Appendix included with this presentation for endnotes 1 to 15.

STATE STREET 11

12 Summary 1Q21 financial review • EPS of $1.37, down (15)%; Pre-tax margin of 21.3%, down (4.0)%pts; ROE of 8.4% • EPS ex-notable items of $1.47, down (12)%A – Fee revenue of $2.5B, up 4%; up 2% ex-currency translationA, primarily driven by higher servicing, management, and software and processing fees from higher average equity market levels, partially offset by lower FX trading revenue – NII of $0.5B, down (30)%, largely reflecting lower global interest rates – Expenses ex-notables of $2.3B, up 2%; flat expenses ex-currency translation, as productivity savings and footprint optimization were offset by higher software and transaction processing costsA • Returned $659M to shareholders in 1Q21, consisting of $475M of common share repurchases and $184M in common share dividends • Announced 2Q21 common share repurchase program of up to $425M, consistent with the limit set by the Federal Reserve4 A Financial metrics ex-notable items/currency translation are non-GAAP measures; refer to the Appendix for explanations and reconciliations of our non-GAAP measures. Refer to the Appendix included with this presentation for endnotes 1 to 15. All comparisons are to corresponding prior year periods unless noted otherwise

13 Appendix 1Q21 line of business performance 14 Reconciliation of notable items 15 Reconciliation of constant currency impacts 16 Endnotes 17 Forward-looking statements 18 Non-GAAP measures 19 Definitions 20

14 State Street 1Q21 line of business performance Investment Servicing Total revenueA 663 473 1,947 1,971 1Q20 1Q21 $2,612M $2,444M Pre-tax income Fee revenue NII Pre-tax margin 27.5% 23.5% -4.0%pts $717M 1Q20 1Q21 $574M YoY % ∆ +1.2% -28.7% -6.4% -19.9% Investment Management Total revenue $506M 1Q20 1Q21 $453M Pre-tax income Pre-tax margin 15.0% 21.5% +6.5%pts 1Q211Q20 $68M $109M YoY % ∆ +11.7% +60.3% Total revenueA 664 467 2,399 2,483 1Q20 $2,950M$3,065M 1Q21 Pre-tax incomeB Fee revenue NII Pre-tax margin 25.3% 25.6% 21.3% 22.6% -4.0%pts -3.0%pts ex-notablesC 774 627 1Q20 39 11 1Q21 $785M $666M YoY % ∆ +3.5% -29.7% -3.8% -19.0% GAAP -15.2% ex-notablesC Notable items A Total revenue also includes Other income of $2M and $0M in 1Q20 and 1Q21, respectively. B Pre-tax income and pre-tax margin also include expenses from the Other line of business segment, which had total expenses of $11M and $56M in 1Q20 and 1Q21, respectively. C Pre-tax income and pre-tax margin ex-notable items are non-GAAP measures; refer to the Appendix for explanations and reconciliations of our non-GAAP measures.

Reconciliation of notable items

Quarterly reconciliation

(Dollars in millions, unless noted otherwise)	1Q20	2Q20	3Q20	4Q20	1Q21	% Change 1Q21 vs. 1Q20	% Change 1Q21 vs. 4Q20
Total expenses, GAAP basis	$ 2,255	$ 2,082	$ 2,103	$ 2,276	$ 2,332	3.4%	2.5%
Less: Notable expense items:							
Repositioning charges:							
Compensation and employee benefits				(82)			
Occupancy				(51)			
Repositioning charges				(133)			
Acquisition and restructuring costs	(11)	(12)	(15)	(12)	(10)		
Legal and other:							
Information systems and communications					(20)		
Transaction processing services					(8)		
Other			9		(1)		
Legal and other			9		(29)		
Total expenses, excluding notable items	2,244	2,070	2,097	2,131	2,293	2.2%	7.6%
Seasonal expenses	(151)				(176)		
Total expenses, excluding notable items and seasonal expense items	2,093	2,070	2,097	2,131	2,117	1.1%	(0.7)%
Operating leverage, GAAP-basis (%pts)[A]						(720) bps	(140) bps
Operating leverage, excluding notable items (%pts)[B]						(600)	(650)
Pre-tax margin, GAAP-basis (%)	25.3%	27.3%	24.5%	22.0%	21.3%	(400)	(70)
Notable items as reconciled above (%)	0.3%	0.4%	0.2%	4.9%	1.3%		
Pre-tax margin, excluding notable items (%)	25.6%	27.7%	24.7%	26.9%	22.6%	(300)	(430)
Net income available to common shareholders, GAAP-basis	$ 580	$ 662	$ 517	$ 498	$ 489	(15.7)%	(1.8)%
Notable items as reconciled above: pre-tax	11	12	6	145	39		
Tax impact on notable items as reconciled above	(3)	(3)	(4)	(37)	(10)		
Preferred securities cost	9				5		
Net income available to common shareholders, excluding notable items	597	671	519	606	523	(12.4)%	(13.7)%
Diluted EPS, GAAP-basis	$ 1.62	$ 1.86	$ 1.45	$ 1.39	$ 1.37	(15.4)%	(1.4)%
Notable items as reconciled above	0.05	0.02	-	0.30	0.10		
Diluted EPS, excluding notable items	1.67	1.88	1.45	1.69	1.47	(12.0)%	(13.0)%

[A] Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses. [B] Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.

STATE STREET | 15

16 Reconciliation of constant currency impacts (Dollars in millions, except earnings per share or where otherwise noted) 1Q20 4Q20 1Q21 1Q21 vs. 1Q20 1Q21 vs. 4Q20 1Q21 vs. 1Q20 1Q21 vs. 4Q20 Non-GAAP basis Compensation and employee benefits, excluding notable items $1,208 $1,047 $1,242 $ 24 $ 6 $ 1,218 $ 1,236 0.8% 18.1% Information systems and communications, excluding notable items 385 394 401 3 1 398 400 3.4% 1.5% Transaction processing services, excluding notable items 254 257 262 6 1 256 261 0.8% 1.6% Occupancy, excluding notable items 109 111 109 2 - 107 109 (1.8)% (1.8)% Other expenses, excluding notable items 288 322 279 5 3 274 276 (4.9)% (14.3)% Total expenses excluding notable items 2,244 2,131 2,293 40 11 2,253 2,282 0.4% 7.1% Reported Currency Translation Impact Excluding Currency Impact % Change Constant Currency 1Q21 vs. 1Q20 1Q21 vs. 4Q20

17 Endnotes 1. New asset servicing mandates, including announced front-to-back investment servicing clients, may be subject to completion of definitive agreements, approval of applicable boards and shareholders and customary regulatory approvals. New asset servicing mandates and servicing assets remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission to publicly disclose and is not yet installed. These excluded assets, which from time to time may be significant, will be included in new asset servicing mandates and reflected in servicing assets remaining to be installed in the period in which the client provides its permission. Servicing mandates and servicing assets remaining to be installed in future periods are presented on a gross basis and therefore also do not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street, which from time to time may be significant. New business in assets to be serviced is reflected in our AUC/A after we begin servicing the assets, and new business in assets to be managed is reflected in our AUM after we begin managing the assets. As such, only a portion of any new asset servicing and asset management mandates may be reflected in our AUC/A and AUM as of any particular date specified. Generally, our servicing fee revenues are affected by several factors including changes in market valuations, client activity and asset flows, net new business and the manner in which we price our services. We provide a range of services to our clients, including core custody services, accounting, reporting and administration and middle office services, and the nature and mix of services provided affects our servicing fees. The basis for fees will differ across regions and clients. The industry in which we operate has historically faced pricing pressure, and our servicing fee revenues are also affected by such pressures today. Consequently, no assumption should be drawn as to future revenue run rate from announced servicing wins or new servicing business yet to be installed, as the amount of revenue associated with AUC/A can vary materially. Management fees generally are affected by our level of AUM and differ based upon the nature, type and investment strategy of the investment product. Management fee revenue is more sensitive to market valuations than servicing fee revenue, as a higher proportion of the underlying services provided, and the associated management fees earned, are dependent on equity and fixed-income security valuations. Additional factors, such as the relative mix of assets managed, may have a significant effect on our management fee revenue. While certain management fees are directly determined by the values of AUM and the investment strategies employed, management fees may reflect other factors, including performance fee arrangements, as well as our relationship pricing for clients. 2. CRD ARR, an operating metric, is calculated by annualizing current quarter revenue and includes annualized amount of most software-enabled revenue, including revenue generated from Software-as-a-service, maintenance and support revenue, revenue from the Charles River Network’s FIX Network Service (CRN), and value-added services, which are all expected to be recognized ratably over the term of client contracts. ARR excludes software-enabled brokerage revenue. ARR of $198M, $223M and $225M in 1Q20, 4Q20 and 1Q21, respectively, include annualized intercompany revenue of ~$14M, ~$21M and ~$20M, respectively. 3. Unless otherwise noted, all capital ratios referenced on this slide and elsewhere in this presentation refer to State Street Corporation, or State Street, and not State Street Bank and Trust Company, or State Street Bank. All capital ratios are as of quarter end. The lower of capital ratios calculated under the Basel III advanced approaches and under the Basel III standardized approach are applied in the assessment of our capital adequacy for regulatory purposes. Standardized approach ratios were binding for 1Q21, 4Q20 and 1Q20. Refer to the Addendum included with description of these ratios. March 31, 2021 capital ratios are presented as of quarter-end and are estimates. 4. State Street’s $425M common stock repurchase authorization covers the period ending June 30, 2021. Stock purchases may be made using various types of transactions, including open-market purchases, accelerated share repurchases or other transactions off the market, and may be made under Rule 10b5-1 trading programs. The timing of stock purchases, type of transaction and number of shares purchased will depend on several factors, including market conditions and State Street’s capital position, its financial performance, the amount of common stock issued as part of employee compensation programs, investment opportunities and the potential for regulatory limitations on capital actions. The common stock purchase program does not have specific price targets and may be suspended at any time. 5. Excluding FX trading services of $346M, fee revenue was $2,137M in 1Q21, up 9% compared to $1,955M in 1Q20. Excluding FX trading services and currency translation of $346M, fee revenue was $2,094M in 1Q21, up 7% compared to $1,955M in 1Q20. 6. In accordance with ASU 2016-13, the Provision for credit losses for 1Q20, 4Q20, and 1Q21 includes the provision on funded and unfunded commitments as well as HTM securities. 7. The index names listed are service marks of their respective owners. 8. Morningstar data includes long-term mutual funds, ETF’s and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database. The long-term fund flows reported by Morningstar in North America are composed of U.S. domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. 1Q21 data for North America (U.S. domiciled) includes Morningstar actuals January and February 2021 and Morningstar estimates for March 2021. 1Q21 data for EMEA is on a rolling three month basis for December 2020 through February 2021. 9. On-prem revenue is revenue derived from locally installed software. Software-enabled revenue includes software as a service, maintenance and support revenue, FIX, brokerage, and value-add services. Revenue recognition pattern for on-prem installations differs from software-enabled revenue. 10. Revenue and pre-tax income reflects the application of ASC 606. Revenue recognition under ASC 606 results in the acceleration of a significant portion of revenues for on-prem software agreements when a client goes live or renews their contract with us. The amount of revenue recognized in any given quarter will be driven in large part by client activity, including agreements that renew or are installed in that quarter. 11. CRD bookings, as presented in this presentation, represent signed annual recurring revenue contract value excluding bookings with affiliates, including SSGA. CRD revenue derived from affiliate agreements is eliminated in consolidation for financial reporting purposes. 12. New SaaS client comparison based on the number of SaaS clients at March 31, 2021 as compared to March 31, 2020. 13. NII is presented on a GAAP-basis. NIM is presented on an FTE-basis. Refer to the Addendum for reconciliations of NII FTE-basis to NII GAAP-basis on the Average Statement of Condition. 14. Other includes Other expenses and Amortization of intangible assets. 15. Compensation and benefits expenses in 4Q20 included a notable item related to repositioning charges of $82M. Excluding this notable item, 1Q21 Compensation and benefits of $1,242M was up 19% compared to 4Q20 adjusted Compensation and benefits of $1,047M. Information systems and communications expenses in 1Q21 included a notable item from legal and other costs of $20M. Excluding this notable item, 1Q21 adjusted Information systems and communications of $401M was up 4% compared to 1Q20 Information systems and communications of $385M and was up 2% compared to 4Q20 Information systems and communications of $394M. Transaction processing services expenses in 1Q21 included a notable item from legal and other costs of $8M. Excluding this notable item, 1Q21 adjusted Transaction processing services of $262M was up 3% compared to 1Q20 Transaction processing services of $254M and was up 2% compared to 4Q20 Transaction processing services of $257M. Occupancy in 4Q20 included a notable item related to repositioning charges of $51M. Excluding this notable item, 1Q21 Occupancy of $109M was down (2)% compared to 4Q20 adjusted Occupancy of $111M. Other expenses in 1Q21, 4Q20 and 1Q20 included notable items related to acquisition and restructuring costs of $10M, $12M, $11M, respectively. Other expenses in 1Q21 also included a notable item from legal and other costs of $1M. Excluding all these notable items, 1Q21 adjusted Other expenses of $279M was down (3)% compared to 1Q20 adjusted Other expenses of $288M and down (13)% compared to 4Q20 adjusted Other expenses of $322M.

18 Forward-looking statements This presentation (and the conference call referenced herein) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, dividend and stock purchase programs, governmental and regulatory initiatives and developments, expense reduction programs, new client business, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “outlook,” “guidance,” “expect,” “priority,” “objective,” “intend,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this presentation is first issued. Important factors that may affect future results and outcomes include, but are not limited to: We are subject to intense competition, which could negatively affect our profitability; We are subject to significant pricing pressure and variability in our financial results and our AUC/A and AUM; Our development and completion of new products and services, including State Street Alpha, may involve costs and dependencies and expose us to increased risk; Our business may be negatively affected by our failure to update and maintain our technology infrastructure; The COVID-19 pandemic continues to create significant risks and uncertainties for our business; Acquisitions, strategic alliances, joint ventures and divestitures, and the integration, retention and development of the benefits of our acquisitions, pose risks for our business; The integration of CRD may be more difficult, costly or time consuming than expected, and the anticipated benefits and cost synergies may not be fully realized; Competition for qualified members of our workforce is intense, and we may not be able to attract and retain the highly skilled people we need to support our business; We could be adversely affected by geopolitical, economic and market conditions; We have significant International operations, and disruptions in European and Asian economies could have an adverse effect on our consolidated results of operations or financial condition; Our investment securities portfolio, consolidated financial condition and consolidated results of operations could be adversely affected by changes in the financial markets; Our business activities expose us to interest rate risk; We assume significant credit risk to counterparties, who may also have substantial financial dependencies with other financial institutions, and these credit exposures and concentrations could expose us to financial loss; Our fee revenue represents a significant portion of our consolidated revenue and is subject to decline based on, among other factors, the investment activities of our clients; If we are unable to effectively manage our capital and liquidity, our consolidated financial condition, capital ratios, results of operations and business prospects could be adversely affected; We may need to raise additional capital or debt in the future, which may not be available to us or may only be available on unfavorable terms; If we experience a downgrade in our credit ratings, or an actual or perceived reduction in our financial strength, our borrowing and capital costs, liquidity and reputation could be adversely affected; Our business and capital-related activities, including common share repurchases, may be adversely affected by capital and liquidity standards required as a result of capital stress testing; We face extensive and changing government regulation in the jurisdictions in which we operate, which may increase our costs and compliance risks; We are subject to enhanced external oversight as a result of the resolution of prior regulatory or governmental matters; Our businesses may be adversely affected by government enforcement and litigation; We are subject to various legal proceedings relating to the manner in which we have invoiced certain expenses, and the outcome of which could materially adversely affect our results of operations or harm our business or reputation; Any misappropriation of the confidential information we possess could have an adverse impact on our business and could subject us to regulatory actions, litigation and other adverse effects; Our calculations of risk exposures, total RWA and capital ratios depend on data inputs, formulae, models, correlations and assumptions that are subject to change, which could materially impact our risk exposures, our total RWA and our capital ratios from period to period; Changes in accounting standards may adversely affect our consolidated financial statements; Changes in tax laws, rules or regulations, challenges to our tax positions and changes in the composition of our pre-tax earnings may increase our effective tax rate; The transition away from LIBOR may result in additional costs and increased risk exposure; Our control environment may be inadequate, fail or be circumvented, and operational risks could adversely affect our consolidated results of operations; Cost shifting to non-U.S. jurisdictions and outsourcing may expose us to increased operational risk and reputational harm and may not result in expected cost savings; If we, or the third parties with which we do business, experience failures, attacks or unauthorized access to our or their respective information technology systems or facilities, or disruptions to our continuous operations, this could result in significant costs, reputational damage and limits on our business activities; Long-term contracts expose us to pricing and performance risk; Our businesses may be negatively affected by adverse publicity or other reputational harm; We may not be able to protect our intellectual property; The quantitative models we use to manage our business may contain errors that could result in material harm; Our reputation and business prospects may be damaged if our clients incur substantial losses or are restricted in redeeming their interests in investment pools that we sponsor or manage; The impacts of climate change could adversely affect our business operations; We may incur losses as a result of unforeseen events including terrorist attacks, natural disasters, the emergence of a new pandemic or acts of embezzlement. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2020 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

19 Non-GAAP measures In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non- GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as “expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, may also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Refer to the Addendum for reconciliations of our non-GAAP financial information. To access the Addendum go to http://investors.statestreet.com and click on “Filings & Reports – Quarterly Earnings”.

20 Definitions AOCI Accumulated other comprehensive income ARR Annual recurring revenue AUC/A Assets under custody and/or administration AUM Assets under management Barclays Global Agg Barclays Global Agg represents Barclays Global Aggregate Bond Index Bps Basis points, with one basis point representing one hundredth of one percent CCAR Comprehensive Capital Analysis and Review CET1 ratio Common equity tier 1 ratio CRD Charles River Development CRD uninstalled backlog Uninstalled revenue backlog reflects terms currently in effect. It includes SaaS and on-prem license revenue, as well as maintenance and support revenue, and excludes revenue generated from FIX, value-add services, brokerage, and professional services. Diluted earnings per share (EPS) Net income available to common shareholders divided by diluted average common shares outstanding for the noted period EC Enhanced custody EM Emerging markets EMEA Europe, Middle East and Africa EOP End of period EPS Earnings per share ETF Exchange-traded fund FTE Fully taxable equivalent FX Foreign exchange FY Full-year GAAP Generally accepted accounting principles in the United States G-SIB Global systemically important bank HTM Held-to-maturity IT Information technology MMLF Money Market Mutual Fund Liquidity Facility Net interest income (NII) Income earned on interest bearing assets less interest paid on interest bearing liabilities Net interest margin (NIM) Net interest income divided by average interest-earning assets nm Not meaningful On-prem On-premises revenue as recognized in the CRD business Operating leverage Rate of growth of total revenue less the rate of growth of total expenses, relative to the successive prior year period, as applicable Payout ratio Total payout ratio is equal to common stock dividends and common stock purchases as a percentage of net income available to common shareholders Pre-tax operating margin Income before income tax expense divided by total revenue %Pts Percentage points is the difference from one percentage value subtracted from another Quarter-over-quarter (QoQ) Sequential quarter comparison Return on equity (ROE) Net income less dividends on preferred stock divided by average common equity RWA Risk weighted assets SaaS Software as a service Seasonal expenses Seasonal deferred incentive compensation expenses for retirement-eligible employees and payroll taxes SCB Stress capital buffer SSGA State Street Global Advisors T1L Tier 1 leverage ratio Year-over-year (YoY) Current period compared to the same period a year ago